STOCKHOLDERS AGREEMENT

                               BETWEEN

                         1174378 ONTARIO INC.

                                 AND

                     NETSMART TECHNOLOGIES, INC.

                                 AND

                    CREDIT CARD ACQUISITION CORP.

                                 AND

                    OASIS TECHNOLOGY HOLDINGS LTD.

                                 AND

                  CONSOLIDATED TECHNOLOGY GROUP LTD.

                                 AND

                        OASIS TECHNOLOGY LTD.

                          TABLE OF CONTENTS

                     ARTICLE ONE - INTERPRETATION

Definitions................................................... 2
Accounting Principles ........................................ 3
Currency...................................................... 3

            ARTICLE TWO - MANAGEMENT AND RESPONSIBILITIES

Stockholders' Enforcement..................................... 3
 Corporation's Enforcement.................................... 3
Directors/Officers............................................ 3
Directors Enforcement......................................... 3
Stockholders Indemnity........................................ 4
Approval of Matters........................................... 4
Non-Competition............................................... 6
Funding....................................................... 6

                  ARTICLE THREE - DEALING WITH STOCK

No Transfer of Stock.......................................... 6
Endorsement on Certificates................................... 6
Issue of Additional Stock..................................... 7
Sale of Stock................................................. 7
Insolvency of a Stockholder................................... 8
Stockholder Controlled Company................................ 9
Exclusivity of Sections.......................................10

               ARTICLE FOUR - CONFIDENTIAL INFORMATION


Definitions...................................................10
Obligation of Confidence......................................10
Reasonable Restriction........................................11

                        ARTICLE FIVE - GENERAL

Entire Agreement..............................................11
Amendments....................................................11
Waiver........................................................11
Notice........................................................11
Governing Law.................................................14
Assignment....................................................14
Successors....................................................14
Termination and Survival......................................14
Counterparts..................................................14

                        STOCKHOLDERS AGREEMENT


      THIS AGREEMENT is made as of the 2nd day of September, 1996 between 1174378 ONTARIO INC., a corporation incorporated under the laws of the Province of Ontario, ("OntCo"), NETSMART TECHNOLOGIES, INC., a corporation incorporated under the laws of the State of Delaware ("Netsmart"), CREDIT CARD ACQUISITION CORP., a corporation incorporated under the laws of the State of Delaware (the "Corporation"), OASIS TECHNOLOGY HOLDINGS LTD., a corporation incorporated under the laws of the Province of Ontario ("OTHL"), CONSOLIDATED TECHNOLOGY GROUP LTD., a corporation incorporated under the laws of the State of Delaware ("CTOG"), and OASIS TECHNOLOGY LTD., a corporation incorporated under the laws of the Province of Ontario ("Oasis").

      WHEREAS, the authorized capital of the Corporation consists of one hundred
(100) shares without par value, of which 100 are issued and outstanding;

      AND WHEREAS, at the date hereof, all of the issued stock of the Corporation is beneficially owned by OntCo and Netsmart as follows:

           STOCKHOLDERS                   COMMON STOCK

           Netsmart                             50
           OntCo                                50

      AND WHEREAS, at the date hereof, all of the issued stock of OntCo and Oasis is beneficially owned by OTHL;

      AND WHEREAS, at the date hereof, CTOG owns a majority of the issued stock of Netsmart;

      AND WHEREAS, OntCo, Netsmart, OTHL, Oasis, CTOG and the Corporation have agreed to enter into this Agreement as being in their respective best interests and for the purpose of providing for the operation of the Corporation;

      NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:




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                                                                II - 2

                        ARTICLE ONE - INTERPRETATION

Definitions

1.01       In this Agreement:

      (a) "Accountant" means the auditor or accountant, as the case may be, of the Corporation appointed from time to time;

      (b) "Affiliate" means any corporation, other entity or person which directly or indirectly controls a party, is controlled, directly or indirectly, by a party or is under common control, directly or indirectly, with a party.

      (c) "Agreement" means this agreement and all schedules attached hereto and all amendments made hereto and thereto by written agreement between the Stockholders and the Corporation;

      (d) "Business Day" means a day other than a Saturday, Sunday or statutory holiday in the
           State of Delaware;

      (e) "Law" means the General Corporation Law of the State of Delaware, as now enacted or as the same may from time to time be amended, re-enacted or replaced;

      (f)  "Notice" has the meaning set out in Section 3.04(1);

      (g) "Offered Stock" has the respective meanings set out in Sections 3.04(1) and 3.05(1);

      (h) "Offeree" has the respective meanings set out in Sections 3.04(2) and 3.05(1);

      (i) "Offeror" has the respective meanings set out in Section 3.04(1) and 3.05(1);

      (j)  "Party" has the meaning set out in Section 2.07;

      (k) "Person" means an individual, a partnership, a corporation, a limited liability partnership, a limited liability company, an association, a joint stock company, a trust, a joint venture, a firm or an unincorporated organization;

      (1) "Stock" means the shares without par value of the Corporation that the Stockholders at the date hereof or hereafter may beneficially own; and

      (m) "Stockholders" means OntCo and Netsmart, together with such other Persons as may become stockholders in the Corporation and parties to this Agreement, collectively and "Stockholder" means any one of such Persons individually.

Accounting Principles

1.02 Wherever in this Agreement reference is made to generally accepted accounting principles, such reference shall be deemed to be the generally accepted accounting principles from time to time approved by the American Institute of Certif~ed Public Accountants, or any successor institute, applicable as at the date on which such calculation is made or required to be made in accordance with generally accepted accounting principles.

Currency

1.03     All currency referred to in this Agreement is in United States dollars.




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                                                                II - 3

            ARTICLE TWO - MANAGEMENT AND RESPONSIBILITIES

Stockholders' Enforcement

2.01 The Stockholders shall at all times comply with the provisions of this Agreement and shall exercise the voting privileges in respect of their Stock so as to cause the Corporation to comply with the provisions of this Agreement.

Corporation's Enforcement

2.02 The Corporation hereby acknowledges and confirms notification of the terms of this Agreement and undertakes to carry out and comply with the provisions of this Agreement to the extent that it has such capacity and power by law.

Directors/Officers

2.03 (1) The Bylaws of the Corporation shall provide that the Board of Directors of the Corporation shall consist of four directors. Each Stockholder shall be entitled to nominate two directors. No amendments shall be made to the number of positions on the Board of Directors without the written consent of OntCo and Netsmart at the time of such amendment.

      (2) The Bylaws of the Corporation shall provide that a quorum of the Board of Directors shall consist of four directors.

Directors Enforcement

2.04 Each of the Stockholders, so long as they or their nominees are directors of the Corporation, to the extent that directors are permitted by law to bind themselves, shall act and vote as directors, or shall cause their nominee to act and vote as a director, in such manner as is required to carry out the purpose, intent and provisions of this Agreement.

Stockholders Indemnity

2.05 The parties acknowledge and agree that no Stockholder is obligated in any manner whatsoever to provide any guarantee or other security in respect of the liabilities incurred by the Corporation and no Stockholder shall threaten, coerce or unduly influence any other Stockholder to undertake such obligations personally. If, however, the Stockholders do agree to provide guarantees or other security in respect of liabilities incurred by the Corporation, such obligations shall be undertaken by the Stockholders severally, rather than jointly, whenever possible. To the extent that the Stockholders are required to undertake any such obligations jointly, each Stockholder hereby indemnifies each of the other Stockholders against any claims in excess of each Stockholder's proportionate share of such liability which is attributable to a deficiency in the amount contributed by such Stockholder. Each Stockholder's proportionate share of such liability shall be determined by the percentage of the total issued and outstanding Stock held by that Stockholder at the time the obligation giving rise to the liabilities is exercised. Any Stockholder that fails to satisfy its indemnity by way of cash or other security arrangements satisfactory to the grantees of that indemnity shall be obliged to promptly transfer to such grantees title to sufficient Stock of the Corporation of a value equal to the outstanding deficiency as such value is determined in accordance with Section 3.05(2).

Approval of Matters

2.06 No action shall be taken on behalf of or by the Corporation with respect to the following matters without the consent in writing of both OntCo and Netsmart and the Bylaws of the Corporation shall incorporate such requirement:

      (a) any change in the Certificate of Incorporation or By-laws of the Corporation;


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                                                                II - 4

      (b) any change in the authorized or issued capital stock of the Corporation except as expressly contemplated by this Agreement;

      (c) the entering into of any agreement or the making of any offer or the granting of any right capable of becoming an agreement to allot or issue any capital stock of the Corporation except as expressly contemplated by this Agreement;

      (d) any action which may lead to or result in a material change in the nature of the business of the Corporation;

      (e) the taking of any steps to wind up or terminate the corporate existence of the
           Corporation;

      (f) the sale, lease, exchange or disposition of the entire undertaking or property or assets of the Corporation or any substantial part thereof;

      (g) the making of, directly or indirectly, loans or advances to, or the giving of security for or the guaranteeing of the debts of, any person (except for cash advances made in the ordinary course of business);

      (h) the taking, holding, subscribing for or agreeing to the purchase of capital stock of any body corporate;

      (i)  the entering into of a merger or consolidation with any Person;

      (j) the entering into of a partnership, or any arrangement for sharing of profits. union of interests, joint venture or reciprocal concession with any Person;

      (k) the granting of any license, to anyone other than Netsmart or OntCo, allowing a licensee to license "resellers" and/or "facility managers" as such terms are def~ned in the Marketing and License Agreement between Netsmart and the Corporation and the Marketing and License Agreement between OntCo and the Corporation;

      (l) any amendment of the Marketing and License Agreement between Netsmart and the Corporation and of the Marketing and License Agreement between OntCo and the Corporation;

      (m) the entering into of any license except for the Corporation's standard form of license agreement;

      (n) the entering into of any agreement other than in the ordinary course of the Corporation's business;

      (o) the borrowing of any money, the repayment of any loan, the giving of any security or the making or incurring of any single capital expenditure in excess of $10,000.00 or any related capital expenditures, which, in the aggregate, are in excess of $10,000.00 in any financial year of the Corporation;

      (p)  the declaration or payment of any dividend; or

      (q)  the election of officers.




Non-Competition

2.07 Subject to the prior written consent of the other Stockholder, no Stockholder, OTHL, CTOG or Oasis (hereinafter defined as a "Party") shall, anywhere in the world at any time during the period that a Party is a party to this Agreement and for a period of 12 months thereafter, invest in any Person that is a competitor of the Corporation in marketing, licensing, and commercially exploiting card- based payment system authorization software or, either independently or in partnership or jointly or in conjunction with any Person, actively enhance a product which competes with the Corporation's product offerings, other than by way of a passive investment in a Person that may have existing maintenance obligations for a product which may compete with the Corporation's product offerings. The restriction on investment referred to above will not prohibit the ownership by any Party of up to 5% of the issued shares of any corporation the shares of which are listed on any recognized stock exchange in North America. Each of the Parties hereby confirms that all restrictions in this Section 2.07 are reasonable and valid and all defenses to the strict enforcement thereof are hereby waived by each Party.

Funding

2.08 (1) Funding of the Corporation will be supplied equally by the Stockholders in accordance with a budget approved by the Board of Directors from time to time for each fiscal quarter of the Corporation. The amounts, methods of payment and security for payments shall be as determined by the Board of Directors.

      (2) The Stockholders agree that any variance to the budget shall require the approval of the Stockholders.

                  ARTICLE THREE - DEALING WITH STOCK

No Transfer of Stock

3.01 Except as expressly provided for in this Article Three, a Stockholder shall not sell, transfer, assign, pledge, charge, mortgage or in any other way dispose of or encumber its Stock or its rights under this Agreement without first complying with all of the provisions of this Agreement unless, prior to the disposition or encumbrances of their Stock, the other Stockholder has consented in writing to such disposition or encumbrance.

Endorsement on Certificates

3.02 Stock certificates of the Corporation shall bear the following language noted conspicuously either as an endorsement or on the face thereof:

                "The stock represented by this certificate are subject to all the terms and conditions of an agreement made as of September 2, 1996 a copy of which is on file at the office of the Corporation in New York State."

Issue of Additional Stock

3.03 If any stock is to be issued by the Corporation, the Corporation shall first offer such stock to the Stockholders by notice given to them of the Corporation's intention to issue additional stock and the number thereof to be so issued. The Stockholders shall have the right to purchase the stock so offered pro rata based upon the number of Stock beneficially owned by the Stockholders at the date notice is given of such offer. The Stockholders shall have 20 Business Days from the date such notice is given in which to take up and pay for all or any of the stock so offered. The stock that has not been taken up and paid for within the said 20 Business Days shall be offered again by the Corporation by notice given to each Stockholder who elected to take up and pay for all of its pro rata share of the stock initially offered to it, and such Stockholder shall have the right to purchase the stock so offered. Such Stockholder shall have 20 Business Days from the date such subsequent notice is given in which to take up and pay for all or any of the stock so offered. If all of the Stock offered to such Stockholder is not taken up, the stock


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                                                                II - 6

not so taken up may be issued to such persons as the directors in their discretion determine, provided that such persons agree to be bound by this Agreement and to become parties hereto.

Sale of Stock

3.04 (1) If a Stockholder receives a bona fide arm's length written offer to purchase all or substantially all of its Stock from a third party (the "Third Party"), that Stockholder (the "Offeror") shall give notice of such proposed purchase and sale (the "Notice") to the Corporation and to the other Stockholder and shall set out in the Notice the number of its Stock that it desires to sell (the "Offered Stock") and the price offered for the Stock by the Third Party.

      (2) Upon the Notice being given, the other Stockholder (the "Offeree") shall have the right to purchase all, but not less than all, of the Offered Stock at the price set out in the Notice.

      (3) Within 10 Business Days of having been given the Notice, the Offeree shall give notice to the Offeror and to the Corporation at its office in New York State. If the Offeree is willing to purchase all, but not less than all, of the Offered Stock, the transaction of purchase and sale shall be completed within 20 Business Days of the expiry of the 10 Business Day period specified in this Section 3.04(3). The transaction shall be completed at the Corporation's registered office where delivery of the Offered Stock shall be made by the Offeror with good title, free and clear of all liens, charges and encumbrances, against payment by certified cheque by the Offerees.

      (4) If the Offeror makes default in transferring the Offered Stock to the Offeree as provided for in this Section 3.04, the secretary of the Corporation is authorized and directed to receive the purchase money and to thereupon cause the name of the Offeree to be entered in the registers of the Corporation as the holder of the Stock purchasable by it. The said purchase money shall be held in trust by the Corporation on behalf of the Offeror and not commingled with the Corporation's assets, except that any interest accruing thereon shall be for the account of the Corporation. The receipt by the secretary of the Corporation for the purchase money shall be a good discharge to the Offeree and, after its name has been entered in the registers of the Corporation in exercise of the aforesaid power, the validity of the proceedings shall not be subject to question by any person. On such registration, the Offeror shall cease to have any right to or in respect of the Offered Stock except the right to receive, without interest, the purchase price received by the Secretary of the Corporation.

      (5) If the Offeree does not give notice in accordance with the provisions of Section 3.04(3) that it is willing to purchase all of the Offered Stock, the rights of the Offeree, subject as hereinafter provided, to purchase the Offered Stock shall forthwith cease and the Offeror may sell the Offered Stock to the Third Party for the price set out in the Notice provided that the Third Party agrees prior to such transaction to be bound by this Agreement and to become a party hereto in place of the Offeror with respect to the Offered Stock. If the Offered Stock is not sold within a four month period after the expiration of the ten day period described in Section 3.04(3) on such terms, the rights of the Offeree pursuant to this Section 3.04 shall again take effect and so on from time to time.

Insolvency of a Stockholder

3.05 (1) If any Stockholder makes an assignment for the benefit of creditors or is the subject of any proceedings under any bankruptcy or insolvency law (the "Offeror"), the other Stockholder (the "Offeree") shall have the right to purchase all, but not less than all, of the Stock beneficially owned by the Offeror (the "Offered Stock") for the price and upon the terms and conditions determined in accordance with the provisions contained in this Section 3.05.

      (2) Subject to the provisions of this Section 3.05(2), the price of the Offered Stock shall be the value endorsed from time to time upon Schedule A attached hereto. The Stockholders acknowledge that the present value of each of the Stock owned by each of them is $6,500 and that such value is endorsed upon Schedule A attached hereto as at the date hereof. Within 40 Business Days after the end of each financial year of the Corporation, or as soon thereafter as may be reasonably possible, the

Stockholders, acting unanimously, shall redetermine the value of such Stock for the then current financial year and shall endorse such redetermined value with their initials upon Schedule A attached hereto. If no revaluation has been made within 6 months prior to the date the Notice is given, and in the absence of mutual agreement otherwise, the price of the Offered Stock shall be the fair value of the Offered Stock as at the end of the fiscal quarter of the Corporation immediately preceding the fiscal quarter in which the Notice was given as determined by the Accountant in accordance with generally accepted accounting principles. Such determination shall be made in writing and given to all of the Stockholders and to the Corporation within 20 Business Days of the giving of the Notice or as soon thereafter as may be reasonably possible.

      (3) For the purpose of determining such fair value, the Accountant may appoint, at the expense of the Corporation, an independent valuer or appraiser to assist the Accountant in such determination. The report of the Accountant, when delivered to the Stockholders and to the Corporation, shall be conclusive and binding upon all parties. All costs and charges associated with any appraisal shall be borne by the Corporation.

      (4) Within 10 Business Days of having been given the Notice, in the case of the purchase price being determined as a result of an endorsement on Schedule A attached hereto, or within 10 Business Days of having been given the Accountant's report of the fair value of the Offered Stock, in the case of the purchase price being determined by the Accountant, the Offeree shall give notice to the Offeror and to the Corporation at its office in New York State. If the Offeree is willing to purchase all, but not less than all, of the Offered Stock, the transaction of purchase and sale shall be completed within 20 Business Days of the expiry of the 10 Business Day period specified in this Section 3.05(4). The transaction shall be completed at the Corporation's registered office where delivery of the Offered Stock shall be made by the Offeror with good title, free and clear of all liens, charges and encumbrances, against payment by certified cheque by the Offeree.

      (5) If the Offeror makes default in transferring the Offered Stock to the Offeree as provided for in this Section 3.05, the secretary of the Corporation is authorized and directed to receive the purchase money and to thereupon cause the name of the Offeree to be entered in the registers of the Corporation as the holder of the Stock purchasable by it. The said purchase money shall be held in trust by the Corporation on behalf of the Offeror and not commingled with the Corporation's assets, except that any interest accruing thereon shall be for the account of the Corporation. The receipt by the secretary of the Corporation for the purchase money shall be a good discharge to the Offeree and, after its name has been entered in the registers of the Corporation in exercise of the aforesaid power, the validity of the proceedings shall not be subject to question by any person. On such registration, the Offeror shall cease to have any right to or in respect of the Offered Stock except the right to receive, without interest, the purchase price received by the Secretary of the Corporation.

      (6) If the Offeree does not give notice in accordance with the provisions of Section 3.05(4) that it is willing to purchase all of the Offered Stock, the rights of the Offeree, subject as hereinafter provided, to purchase the Offered Stock shall forthwith cease.

Stockholder Controlled Company

3.06 (1) Notwithstanding any other provision of this Agreement, each Stockholder shall be entitled after giving notice to the other Stockholder and to the Corporation to sell, transfer and assign all, but not less than all of the Stock beneficially owned by it to an Affiliate, provided the Affiliate has entered into an agreement prior to such transaction not to sell, transfer or assign such Stock except to another Affiliate and to become a party hereto.

      (2) Notwithstanding the completion of any sale of the Stock by a Stockholder to an Affiliate pursuant to Section 3.06(1), that Stockholder shall:

                (i) not sell, transfer, assign, pledge, charge or in any way dispose of or encumber its shares of the Affiliate;

                (ii) continue to be bound by all the obligations hereunder as if it continued to be a Stockholder of the Corporation and perform such obligations to the extent that the Affiliate fails to do so; and

                (iii)at all  times be the legal  and  beneficial  owner of stock carrying at least 51% of the issued and outstanding voting rights of the Affiliate, which shares shall be sufficient, if exercised, to elect a majority of the board of directors of the Affiliate.

Exclusivity of Sections

3.07 If any of Sections 3.03, 3.04 or 3.05 which are exclusive ("Stock Sale Sections") are being relied on, no other Stock Sale Section may be relied on until the Stock Sale Section being relied on has been fully complied with.

               ARTICLE FOUR - CONFIDENTIAL INFORMATION

Definitions

4.01 In this Article Four "Confidential Information" shall mean all financial, statistical and personnel information of the Corporation and all technical information owned by the Corporation which shall include, but not be limited to, information and documentation relating to or embodying the results of research, development and experimentation in the area of computer hardware and/or software, specifications, concepts, know-how or techniques relating thereto. Confidential Information shall not include any data or information which can be conclusively established (i) was known by any Stockholder prior to the incorporation of the Corporation, (ii) was or becomes, without breach of this Agreement, publicly disclosed, or (iii) is rightfully obtained from a third party without any obligation of confidence.

Obligation of Confidence

4.02 Each Stockholder hereby agrees to hold in trust and confidence for the Corporation all Confidential Information and, except with the prior written consent of the other Stockholder, not to disclose or communicate directly or indirectly either orally or in writing to anyone any Confidential Information other than in the course of carrying out its responsibilities on behalf of the Corporation. The obligations in this Article Four shall continue while each Stockholder is a Stockholder of the Corporation and for a period of three years after (i) such Stockholder ceases to be a Stockholder of the Corporation, or
(ii) the termination of this Agreement.

Reasonable Restriction

4.03 Each of the Stockholders hereby agree that all of the obligations and restrictions in this Article Four are reasonable and valid and defenses to the strict enforcement thereof are hereby waived by each Stockholder.

                        ARTICLE FIVE - GENERAL

Entire Agreement

5.01 This Agreement constitutes the entire agreement between the parties in respect of the subject matter contained herein. There are no representations, warranties, conditions or collateral agreements express or implied, oral or written, statutory or otherwise except as set forth in this Agreement.

Amendments

5.02 No additions, deletions or modifications to this Agreement shall be effective unless expressed in writing and approved by the written consent of all the Stockholders of the Corporation at the effective date of such amendment.

Waiver

5.03 No waiver of any breach of any provision of this Agreement shall be effective unless expressed in writing and signed by the party granting such waiver. Unless otherwise expressly provided, the extent of any waiver granted shall be restricted to the specific breach waived and shall not extend to any further occurrence of such breach.


Notice

5.04 (1) All demands required or permitted to be given under this Agreement shall be in writing and delivered by hand or facsimile or mailed by registered, certif~ed mail or other receipt delivery service, return receipt requested, to the recipient party at the address indicated below or at such other address as such party shall, from time to time, designate in writing by the other parties by written notice in the manner described in this paragraph. A facsimile will be allowed only if the receiving machine confirms receipt through answerback and the sending machine prints a paper copy of the answerback message.

      To OntCo:      1174378 Ontario Inc.
                     c/o Oasis Technology Ltd.
                     100 Sheppard Avenue East
                     North York, Ontario, M2N 6N5

                     Fax: 416-228-8822

                     Attention: President

      with a copy to:Adam D. Vereshack
                     McCarthy Tetrault
                     P.O. Box 48
                     Toronto Dominion Bank Tower
                     Toronto, Ontario, M5K 1E6

      To Netsmart:   Netsmart Technologies, Inc.
                     146 Nassau Avenue
                     Islip, New York, 11751

                     Fax: 516-968-2123

                     Attention: President

      with a copy to:Oscar Schachter
                     315 East 65th Street
                     New York, N.Y. 10021

                     Fax: 212-472-5822

      To the CorporatCredit Card Acquisition Corp.
                     c/o Netsmart Technologies, Inc.
                     146 Nassau Avenue
                     Islip, New York 11751

                     Fax: 516-968-2123

                     Attention: both Co-Presidents

      with a copy to:1174378 Ontario Inc.
                     c/o Oasis Technology Ltd.
                     100 Sheppard Avenue East
                     North York, Ontario, M2N 6N5

                     Fax: 416-228-8822

      and a copy to: Netsmart Technologies, Inc.
                     146 Nassau Avenue
                     Islip, New York 11751

                     Fax: 516-968-2123

      To OTHL:       Oasis Technology Holdings Ltd
                     c/o Oasis Technology Ltd.
                     100 Sheppard Avenue East
                     North York, Ontario, M2N 6N5

                     Fax: 416-228-8822

                     Attention: President

      To CTOG:       Consolidated Technology Group Ltd.
                     c/o Netsmart Technologies, Inc.
                     146 Nassau Avenue
                     Islip, New York 11751

                     Fax: 516-968-2123

                     Attention: President

      To Oasis:      Oasis Technology Ltd.
                     100 Sheppard Avenue East
                     North York, Ontario, M2N 6N5
                     Fax: 416-228-8822

                     Attention: President

      (2) Any party may change its designated address for notice for a temporary or permanent period upon giving three days' prior written notice of the particulars in that regard to the other parties to this Agreement.

      (3) Any notice given in the prescribed manner shall be deemed given upon actual delivery to the person to whom notice is addressed or if mailed by registered mail on the fifth Business Day following deposit in the mail. In the event of a disruption of regular postal service, notices shall be given by actual delivery as above and not by registered mail.

Governing Law

5.05 This Agreement shall be governed by and construed in accordance with the laws in force in the State of Delaware. Any provision of this Agreement that is contrary to or rendered unenforceable by the applicable law shall be deemed to be modified to the extent necessary to comply with such law without invalidating the remaining provisions of this Agreement.

Assignment

5.06 Except as may be expressly permitted under the terms of this Agreement, no party to this Agreement shall be entitled to assign its rights or obligations under this Agreement without the written consent of all other parties to this Agreement.

Successors

5.07 This Agreement is binding upon and enures to the benefit of the parties hereto and their respective successors and permitted assigns. The parties hereto agree to undertake such further acts and execute such further documents and assurances as may be necessary or expedient in order to carry out the purpose and intent of this Agreement.

Termination and Survival

5.08       This Agreement shall terminate upon:

      (a)  the written agreement of all of the Stockholders;

      (b) the dissolution or bankruptcy of the Corporation or the making by the Corporation of an assignment under the provisions of the Federal Bankruptcy Code; or

      (c)  one Stockholder becoming the beneficial owner of all of the Stock.

           Notwithstanding any termination of this Agreement, Sections 2.07, 4.01, 4.02 and 4.03 shall remain in full force and effect.

Counterparts

5.09 This Agreement and any amendments may be executed in one or more counterparts and upon execution such documents shall constitute one Agreement binding upon all signing parties notwithstanding that each party may not be a signatory to the original document or to the same counterpart.


      IN WITNESS WHEREOF, each of the parties hereto have executed this Agreement by the endorsement of the signature of its respective duly authorized signing officer all effective as of the date first stated above.


1174378 ONTARIO INC.                NETSMART TECHNOLOGIES, INC.

By: _________________________       By: _________________________

Name: _______________________       Name: ______________________
      (print or type)                     (print or type)

Title: ________________________     Title: _______________________


CREDIT CARD ACQUISITION             OASIS TECHNOLOGY HOLDINGS
CORP.                               LTD.

By: _________________________       By: _________________________

Name: _______________________       Name: ______________________
      (print or type)                     (print or type)

Title: ________________________     Title: _______________________

And By: _____________________

Name: ______________________
      (print or type)

Title: _______________________

CONSOLIDATED TECHNOLOGY             OASIS TECHNOLOGY LTD.
GROUP LTD.

By: _________________________       By: _________________________

Name: ______________________        Name: _______________________
      (print or type)                     (print or type)

Title: _______________________      Title: ________________________

                              SCHEDULE A

           The Stockholders agree that the value of each share of Stock is U.S. $6,500 as of September 2, 1996.